Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of March 26, 2026, by and among First Foundation Inc., a Delaware corporation (“FFI”), First Foundation Bank, a California state-chartered commercial bank (“FFB”, and together with FFI, the “Employer”), and Simone Lagomarsino (“Executive”), with reference to the following:

RECITALS

WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of February 11, 2025 (the “Employment Agreement”).

WHEREAS, Employer and Executive desire to amend the Employment Agreement in the manner and to the extent set forth hereinafter.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and with the intent to be legally bound hereby, Employer and Executive agree as follows:

1.            Amendment to Section 4. Section 4 of the Employment Agreement is hereby amended to read in its entirety as follows:

“4.            Term. Unless sooner terminated pursuant to Section 6 hereof, the term of Executive’s employment with Employer pursuant to this Agreement commenced on February 11, 2025 and shall end on December 31, 2027 (the “Term”).”

2.            Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Employment Agreement.

3.            Except as expressly modified hereby, all terms, conditions and provisions of the Employment Agreement shall continue in full force and effect.

Signature page follows

IN WITNESS WHEREOF, this Agreement has been executed by Employer and by Executive as of the Effective Date.

EMPLOYER:

FIRST FOUNDATION INC.

By:	/s/ Thomas C. Shafer

Name:	Thomas C. Shafer

Title:	CEO

FIRST FOUNDATION BANK

By:	/s/ Thomas C. Shafer

Name:	Thomas C. Shafer

Title:	CEO

EXECUTIVE:

/s/ Simone Lagomarsino

Name:	Simone Lagomarsino

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